Financial Summary

Bill Longbrake
Vice Chair and Chief Financial Officer

Slide 1

Consumer Banking
Retail Checking Accounts(a)

[Bar Graph]

In Thousands

                                          12/31/96              12/31/97             12/31/98              3/31/99
  Southwest/Southeast(b)(c)                 2,612                 2,596                 3,004               3,060
  Northwest(d)                                608                   766                   908                 941

  Total                                     3,220                 3,362                  3912               4,001

  Households                                5,441                 5,361                 5,153               5,198

     (a) Includes interest and noninterest-bearing checking accounts with the exception of government, commercial and pay-by-phone accounts

     (b) Southwest/Southeast refers to the operations of Washington Mutual Bank, FA (California, Florida and Texas)

     (c) Inclusive of sale of Florida branches and purchase of Coast Savings by AHM

     (d) Northwest refers to the combined operations of Washington Mutual Bank and Washington Mutual Bank fsb (Washington, Oregon, Idaho, Montana and Utah)

Slide 2

Consumer Banking
Depositor and Other Retail Banking Fee Income(a)

[Bar Graph]

Dollars in Millions

                                               1996             1997              1998          Q1 1998(b)         Q1 1999
      Southwest/Southeast                    $281.6            $366.7           $411.7             $85.4           $120.5
      Northwest                               $68.5            $103.5           $147.5             $31.9            $40.4
      Total                                  $350.1            $470.2           $559.2            $117.3           $160.9


     (a) Does not include fees generated through the Company's consumer finance or commercial banking businesses

     (b) Inclusive of Ahmanson Florida accounts and purchase of Coast Savings by AHM

Slide 3

Consumer Banking
Net Retail Checking Account Growth

[Bar Graph]


                                         Q1 1998           Q2 1998           Q3 1998          Q4 1998          Q1 1999
     Southwest/Southeast                76,530(a)(b)      25,668(b)         15,374(b)        40,765            60,838
     Northwest                          33,056            34,020            41,050           33,560            32,765


     (a) Does not include 322,783 accounts acquired through Coast Savings in Q1 1998

     (b) Does not include Ahmanson Florida accounts sold in Q3 1998

Slide 4

Consumer Banking
Fee Income per "Free Checking" Account

[Bar Graph]


                          Q1 1997       Q2 1997       Q3 1997       Q4 1997    Q1 1998    Q2 1998   Q3 1998   Q4 1998  Q1 1999

  Northwest                $39.59        $43.06        $48.50        $49.49     $44.90     $48.32   $49.79     $50.66   $46.71
  Southwest/Southeast*                                               $28.48     $27.48     $30.66   $42.55     $46.53   $43.24


*Inclusive of acquired branches when converted (AHM/Texas converted as of 2/99)

Slide 5

Consumer Banking
Transaction Accounts as a Percentage of Total Deposits*

[Bar Graph]



           1990         1991           1992        1993         1994         1995         1996      1997       1998   Q1 1999
Northwest  30.0%        33.9%         39.7%        45.8%        44.9%        45.4%        51.9%     55.9%     61.0%    62.7%

Southwest/
Southeast*                                                                                32.3%     41.5%     46.7%    48.3%



     *End of period percentages; does not include the Company's consumer finance or business subsidiaries; includes acquired companies only on a go-forward basis

Slide 6

Consumer Banking
Consumer Lending*

[Bar Graph]

Dollars In Millions

                                         1996              1997              1998            Q1 1998          Q1 1999
      Southwest/Southeast                $718.5         $1,489.8          $1,759.0            $419.0           $353.8
      Northwest                        $1,191.9         $1,400.0          $1,245.6            $252.8           $258.7
      Total                            $1,910.4         $2,889.8          $3,004.6            $671.8           $612.5


     *Consumer loan originations, not including SFR loans or loans originated through the Company's consumer finance or business subsidiaries

Slide 7

Consumer Banking
Consumer Loan Production*

[Bar Graph]

Dollars in Millions

                                     Q1 1998          Q2 1998           Q3 1998          Q4 1998           Q1 1999
     Southwest/Southeast             $419.0           $554.0            $462.6           $323.4            $353.8
     Northwest                       $252.8           $348.3            $360.7           $283.9            $258.7
     Total                           $671.8           $902.3            $823.3           $607.3            $612.5


     *Consumer loan originations, not including SFR loans or loans originated through the Company's consumer finance or business subsidiaries

Slide 8

Mortgage Banking
SFR Mortgage Loan Originations

[Bar Graph]

Dollars in Billions

                1996              1997             1998            Q1 1998           Q1 1999
  ARMs         $13.4            $16.9             $18.4             $3.3              $5.2
  FIXED         $6.7             $8.9             $23.5             $5.3              $4.5
  Total        $20.1            $25.8             $41.9             $8.6              $9.7


Slide 9

Mortgage Banking
Loan Servicing - Servicing Expense per Loan

[Bar Graph]

                     Q1 1997      Q2 1997      Q3 1997      Q4 1997      Q1 1998       Q2 1998      Q3 1998      Q4 1998    Q1 1999
Northwest            $11.36       $10.96       $10.86       $11.74       $12.69        $13.90       $13.50       $12.26     $11.88
Southwest/Southeast* $18.75       $22.30       $19.52       $16.78       $14.72        $17.69       $14.76       $13.66     $18.19


*Ahmanson data included as of February 1999


Slide 10

Financial Performance
Consumer, Consumer Finance and Commercial Loans to Total Loans*

[Bar Graph]

                       1990      1991      1992      1993    1994     1995     1996       1997       1998        Q1 1999

  Northwest            35.1%      37.0%     33.5%     35.6%   32.0%   34.3%     34.1%      33.8%     29.8%        29.4%
  Southwest/Southeast                                                           13.4%      15.8%     24.5%        24.6%


     *End of period percentages; includes the Company's consumer finance and business subsidiaries; includes acquired companies only on a go-forward basis

Slide 11

Financial Performance
Net Interest Income

[Bar Graph]

Dollars in Millions

                                                     1996              1997             1998            Q1 1998          Q1 1999
                     Northwest                    3,865.1          3,915.5           4,291.7          1,060.3            1,127.2

                     Net Interest Margin             2.96%            2.91%             2.88%            2.91%             2.79%


Slide 12

Financial Performance
Fee and Servicing Income*

[Bar Graph]

Dollars in Millions

                                                          1996              1997             1998            Q1 1998      Q1 1999
  Depositor and retail banking fees                       $358.9           $478.7            $568.4           $119.5       $163.4
  Loan servicing and loan related income                  $222.3           $231.0            $228.5            $57.4        $52.6
  Securities and insurance fees and commissions           $231.2           $244.4            $251.3            $59.6        $70.2
  Total                                                   $812.4           $954.1          $1,048.2           $236.5       $286.2


     *Includes income generated through the Company's consumer finance and business subsidiaries

Slide 13

Financial Performance
Other Expense

[Bar Graph]

Dollars in Millions

                                                     1996             1997              1998           Q1 1998          Q1 1999
                     Transaction Related            $782.8           $431.1            $508.3             $31.8           $23.8
                     Expense and SAIF
                     Assessment (1996)

                     Other Noninterest Expense    $2,826.8         $2,695.6           $2,776.1           $642.9          $706.1

                     Total                        $3,609.6         $3,126.7           $3,284.4           $674.7          $729.9


Slide 14

Financial Performance
Operating Efficiency Ratio - Reported*

[Bar Graph]


              1996         1997         1998        Q1 1998      Q1 1999

Operating    75.03%       61.84%       54.68%        49.16%       47.62%

*Excludes amortization of intangible assets

Slide 15

Financial Performance
Operating Efficiency Ratio - Adjusted*

[Bar Graph]
               1996         1997         1998         Q1 1998       Q1 1999

  Operating    58.37%       52.00%       45.94%       46.76%        46.01%


     *Excludes SAIF assessment (1996) and transaction-related charges and amortization of intangible assets (all periods); includes sales of retail deposit branch systems (1996-1998)

Slide 16

Financial Performance
Nonperforming Assets

[Bar and Line Graph]

Dollars in Millions


                12/31/96          12/31/97         12/31/98           3/31/99

 NPAs           $1,651.4          $1,374.9         $1,212.7          $1,183.1
 NPAs/Assets        1.20%             0.96%            0.73%             0.68%





Slide 17

Financial Performance
Loan Loss Reserve and Recourse Liability*

[Bar and Line Graph]

Dollars in Millions

                              12/31/96          12/31/97         12/31/98          03/31/99

As a % of Nonaccrual Loans          93%              109%            129%               134%
Loan Loss Reserve             $1,066.3          $1,047.8          $1,067.8         $1,069.7
Recourse Liability               $27.9             $80.2            $144.3           $128.0


     *The Company records a recourse liability to cover potential losses on loans securitized and retained in its MBS portfolio or sold to third parties

Slide 18

Interest Rate Risk

     Washington Mutual has effectively managed its interest rate risk to produce a relatively stable net interest spread over the past three years, despite unstable market interest rate

Net interest margin

     1996     2.78%
     1997     2.74%
     1998     2.70%

Slide 19

Interest Rate Risk
Asset Mix as of March 31, 1999

Loans and MBS Portfolio

Short-term ARMs:
         COFI                $73,673.9                       47%
         MTA, CMT & Other     21,051.4                       13

Medium-term ARMs:
         MTA                  15,625.1                       10
         CMT, COFI & Other     6,522.8                        4

Fixed-Rate Loans:
         Loans                16,787.5                       11
         MBS                  22,346.2                       14
                              --------                       --

                            $156,006.9                      100%
                            ==========                      ===

Slide 20

Interest Rate Risk
Funding Book Concept

     Matches comparable duration assets and liabilities into portfolio

     Isolates mismatches into smaller monetary increments where they can be more easily tracked and managed


Slide 21

Interest Rate Risk

Risk inherent in the portfolio that must be actively managed (hedged)

     ARM index lag effect

     Lifetime time rate caps

     Modest exposure from fixed-rate portfolio

     Mortgage servicing asset

Slide 22

Financial Performance
Total Capitalization

[Bar Graph]

Dollars in Millions

Total Equity

                                             12/31/96                  12/31/97                  12/31/98     3/31/99

Holding Company Debt                            $996                    $1,117                      $762         $768
Trust Preferred                                 $249                      $937                      $938         $939
Nonconvertible Preferred                        $478                      $313                         0            0
Common                                        $6,948                     7,288                     9,344       $9,610
Total                                         $8,671                    $9,655                   $11,044      $11,317


Common Equity/Total Assets                      5.06%                     5.08%                     5.65%        5.51%



Slide 23

Washington Mutual
Investor Meeting

June 29, 1999


Slide 24

Washington Mutual
Investor Meeting

June 29, 1999

Slide 1
[Washington Mutual Logo]

1999-2000
Strategic Direction

Kerry Killinger
Chairman, President & CEO

Slide 2
[Washington Mutual Logo]

1995 - 2000 Plan
Mission

To be one of the nation's premier financial services organizations by:

providing exceptional service to customers

making our communities better places to live and work

recognizing outstanding efforts of employees

delivering a superior long-term return to shareholders

Slide 3

1995 - 2000 Plan
Profile

$174 billion in assets

Nation's largest savings institution

Nation's 8th-largest banking company

Slide 4
[Washington Mutual Logo]

1995 - 2000 Plan
Business Segments

Consumer Banking

Financial Services

Mortgage Banking

Commercial Banking and Commercial Real Estate

Consumer Finance

Slide 5
[Washington Mutual Logo]

1995 - 2000 Plan
Key Strategies

Profitably expand businesses through internal growth and acquisitions

Maintain a high quality balance sheet

Improve operating efficiency

Limit sensitivity to interest rate movement

Slide 6
[Washington Mutual Logo]

1995 - 2000 Plan
Successes to Date

Built California franchise

Developed national mortgage franchise

Acquired national consumer finance franchise

Acquired and expanded regional commercial bank franchise

Delivered strong returns to shareholders

Slide 7
[Washington Mutual Logo]

1995 - 2000 Plan
Challenges to Date

Remixing a thrift-like balance sheet

Managing a much larger company

Deferring reengineering/technology initiatives

Slide 8
[Washington Mutual Logo]

1995 - 2000 Plan
Financial Targets

                              Target                Result (3/31/99)
ROCE                       Greater than 18.00%         19.35%(a)
EPS Growth                 Greater than 15.00          16.18(a)(b)
Operating Efficiency          Less than 50.00          46.01(a)(c)
NPA/Total Assets               Less than 1.00           0.68
Common Equity/Assets        Greater than 5.00           5.51
WM Return/S&P 500          Greater than 100.0


     (a) Results based on first quarter earnings from operations which equal reported earnings less transaction-related expenses

     (b) Increase in earnings from  operations from Q1 '98 to Q1'99

     (c) Excludes amortization of intangible assets

Slide 9
[Washington Mutual Logo]

Results
Operating EPS Growth*

[Bar Graph]

                              1996                        1997                               1998                          1999
                ---------------------------     ----------------------------      -------------------------        -----------------
                Q1     Q2      Q3     Q4        Q1     Q2     Q3        Q4        Q1      Q2      Q3     Q4        Q1   Q2   Q3   Q4
15% EPS Growth  $.46   $.48    $.49   $.51(1)   $.53   $.55   $.57(2)   $.59      $.61    $.63    $.65   $.68(3)   $.70
Target
Operating EPS   $.49   $.51    $.51   $.65      $.62   $.64   $.56      $.63      $.69    $.73    $.76   $.74      $.79


     * Excludes transaction-related expenses; includes acquired companies only on a go-forward basis; and Q3 1996 earnings exclude SAIF assessment

(1)      American Savings Acquisition

(2)      Great Western Acquisition

(3)      Ahmanson Acquisition

Slide 10
[Washington Mutual Logo]

Results
WM Shareholder Return 1990 - Q1 `99

[Line Graph]


          3`90   9`90   12`90  6`91   9`91   3`92   6'92  12'92   3'93   9'93

VM        $100    $66    $77   $160   $229   $211   $255  $331    $315   $406
S&P 500   $100    $92   $100   $114   $120   $128   $130  $141    $147   $152
index

         3'94   6'94  12'94   3'95   9'95   12'95  6'96   12'96  3'97   9'97

VM       $292   $316  $264    $316   $424   $465   $489   $717   $804   $1170
S&P 500  $150   $150  $158    $173   $204   $216   $238   $266   $273   $344
index

          12'97  6'98    9'98   3'99

VM        $1075  $1107   $865   $1060
S&P 500   $354   $417    $375   $478
index


Assumes $100 invested 3/31/90 and compounded on a quarterly basis

Source:  Bloomberg

Slide 11
[Washington Mutual Logo]

Results
WM Shareholder Return

[Bar Graph]


C               WM            CMB           WFC          FTU           AXP
----            ----          ----          ----         ----          ----
35.9%           30.1%         29.2%         27.9%        26.7%         23.9%


BAC          FLT           JPM           ONE           SPX        GDW     BT
-----        ----          ----          ----          ----       ----    ----
19.3%        19.2%         19.0%         18.9%         18.9%      15.8%   15.7%

Source:  Bloomberg.  Total annual return peer comparison 4/1/90-3/31/99

Slide 12
[Washington Mutual Logo]

Results
WM Shareholder Return 1995 - Q1 '99

[Line Graph]



                      Mar-95   Jun-95    Sep-95   Dec-95    Mar-96    Jun-96

WM          $100.00   $120.17  $142.07   $161.48  $177.31   $183.95   $186.20
S&P 500     $100.00   $109.74  $120.21   $129.77  $137.58   $144.96   $151.47
Index

             Sep-96     Dec-96    Mar-97   Jun-97    Sep-97    Dec-97   Mar-98

WM          $233.62    $273.19   $306.13  $380.60   $446.03   $409.73  $462.58
S&P 500     $156.15    $169.17   $173.70  $204.03   $219.31   $225.60  $257.08
Index

             Jun-98    Sep-98   Dec-98    Mar-99

WM          $422.06   $329.62  $376.99   $403.75
S&P 500     $265.56   $239.15  $290.08   $304.43
Index



Assumes $100 invested 1/1/95 and compounded on a quarterly basis

Source:  Bloomberg

Slide 13
[Washington Mutual Logo]

Results
WM Shareholder Return 1998 - Q1 '99

[Line Graph]

                12 `97     3 `98     6 `98    9 `98     12 `98    3 `99

WM               $100.00   $112.90   $103.00   $80.44     $92.00   $98.52
S&P 500 Index    $100.00   $113.95   $117.71  $106.01    $128.58  $134.99


Assumes $100 invested 1/1/98 and compounded on a quarterly basis

Source:  Bloomberg


Slide 14
[Washington Mutual Logo]

Results
1998 Stock Performance

General under-performance by financial stocks

Acquisition dilution/execution uncertainty

Thrift-like balance sheet

Flat yield curve

Purchase of mortgage-backed securities

No stock repurchase option

Slide 15
[Washington Mutual Logo]

Opportunities
P/E Peer Comparison*

[Bar Graph]

SPX           AXP           C             JPM          BT            WFC
---------------------------------------------------------------------------
26.12         21.84         17.74         17.43        16.81         15.79


CMB        BAC         ONE         FTU         FLT          GDW           WM
-------------------------------------------------------------------------------
15.73      15.03       13.98       13.39       13.11        12.18         11.99


* Based on 3/31/99 closing prices and 1999 First Call earnings estimates. Source for SPX: Bloomberg

Slide 16
[Washington Mutual Logo]

Opportunities
Initiatives

Successfully complete Ahmanson integration

Achieve financial targets

Re-mix balance sheet

Carry out share repurchase program

Aggressively communicate with capital markets

Slide 17
[Washington Mutual Logo]

Opportunities
Operating Environment

Economy

Interest rates

Stock market

Competition

Federal legislation

State/local politics

Slide 18
[Washington Mutual Logo]

Opportunities
Capital Deployment

Alternatives

     Loan growth

     Acquisitions

     Share repurchase

     Wholesale asset purchases

Slide 19
[Washington Mutual Logo]

Future Initiatives
Internet

Considerations:

Advertising

Distribution

Communications

Pricing

Margins

Business Model

Slide 20
[Washington Mutual Logo]

Future Initiatives
Internet

Expand Internet banking

Develop Internet mortgage origination

Explore new business models

Create new management information/communications systems

Explore acquisition/joint venture opportunities

Slide 21
[Washington Mutual Logo]

Future Initiatives
Organizational Changes

Adjust management structure to reflect expanded size, scope and complexity

Balance of business unit and corporate functional responsibilities

Matrix management

Slide 22
[Washington Mutual Logo]

WM Management

Senior management team expanded three-fold over past 3 years

66 senior managers

     18 in place 3 years ago

     13 promoted from within

     20 from acquisitions

     15 recruited

Executive development program

Slide 23
[Washington Mutual Logo]

Today's Washington Mutual

Strong competitive position

Geographic and business line diversity

Track record of delivering superior shareholder returns

Reasonable P/E multiple suggests room for long-term appreciation

Slide 24
[Washington Mutual Logo]

Washington Mutual
Investor Meeting

June 29, 1999

Slide 25
[Washington Mutual Logo]

Developing E-business
at Washington Mutual

Liane Wilson
Vice Chair,
Corporate Technology

Slide 26
[Washington Mutual Logo]

Updates
Ahmanson Conversion

5,100 workstations

1.1 million ATM/VISA debit cards

2.8 million deposit accounts

634,500 loan accounts

Slide 27
[Washington Mutual Logo]

Updates
Year 2000

Mission-critical systems compliant:  12/31/98
End-to-end testing:  1/1/99-12/31/99
Contingency plan validation:  6/30/99-12/31/99
Manage millennium rollover via Command Center:  12/31/99-3/31/2000


Slide 28
[Washington Mutual Logo]

A Brief History
Four Generations of Technology

1990s Networked PCs

1980s PCs

1970s Inquiry Screens

1960s Mainframe

Slide 29
[Washington Mutual Logo]

Current Technology
"The Net"

[4 photo flow chart showing internet connection with Washington Mutual, home and work]

Slide 30
[Washington Mutual Logo]

Current Technology
Net Benefits

Readily accessible information

"Open" 24 x 7

Consumer acceptance of instability

Slide 31
[Washington Mutual Logo]

E-business at WM
Vision

[photo background]

E-business = Customer Self Service

Slide 32
[Washington Mutual Logo]

E-business at WM
Internal Customers

Collaborative processing

Information access

Self-servicing

Slide 33
[Washington Mutual Logo]

E-business at WM
External Customers

Self-serve account opening

Pay bills, transaction inquiries

New channels for service

Slide 34
[Washington Mutual Logo]

E-business at WM
Corporate Benefits

Increased efficiency

Opportunities to attract new business

Enhance competitive position

Slide 35
[Washington Mutual Logo]

Developing E-business
How it Works

[flow chart linking Internet with:
         - other Companies/Information Sources
         - PalmPilots/Cell Phones
         - PC/Operating System
         - Proprietary Network (Internet) [shown being connected with
                                           Washington Mutual Information]
         - Washington Mutual Information

Slide 36
[Washington Mutual Logo]

Developing E-business
Required Re-engineering

New process information flows

New Call Center system

Data interchange with business partners

Slide 37
[Washington Mutual Logo]

Developing E-business
The People Side

[photo of men shaking hands]

Slide 38
[Washington Mutual Logo]

Washington Mutual
Investor Meeting

June 29, 1999

Slide 39
[Washington Mutual Logo]

Consumer Banking

Kim Kahmer
Senior Vice President & CFO
Consumer Banking Group

Slide 40
[Washington Mutual Logo]

Strategic Rationale

     High-growth financial centers are the corporate flagship to Washington Mutual's consumer-oriented brand

     Efficient   distribution   of   broad-based   product  line,   particularly
higher-margin loans and fee-generating products

Competitive advantage:
    high-touch community banking with a
    national franchise

Slide 41
[Washington Mutual Logo]

Business Line Overview
Consumer-Oriented Products

Transaction accounts

Liquid and time deposits

Annuities

Home equity

Consumer loans

Manufactured housing loans

Mortgage loans

Small business banking

Referral point for other business lines

Slide 42
[Washington Mutual Logo]

Business Line Overview
Distribution Network

[maps of states listed below]

State             Branches(a)       ATMs(a)    Deposit Share(b) Rank(b)
California             703(c)            973         19.0%             1
Washington             180               213         18.2              2
Florida                122               189          3.9              4
Oregon                  79               147         12.7              2
Texas                   48                64          1.7             12
Other States            44                50        n/a              n/a

Total                1,176(c)          1,636

     (a) As of 3/31/99

     (b) Interest-bearing deposits, exclusive of IRA/Keogh and government deposits, as of 6/30/98

     (c) Includes 161 branches to be consolidated in California


Slide 43
[Washington Mutual Logo]

Business Line Overview
Automated Teller Machines

[photo of ATM machine]

ATM Network* =
    1,636 Machines

*Does not include Q2 '99 consolidations

Slide 44
[Washington Mutual Logo]

Business Line Overview
Call Centers

[maps showing location of Bothell, WA and Chatsworth, CA]

Estimated Calls in 1999 = 200 million

Sales calls = 200,000

Slide 45
[Washington Mutual Logo]

Business Line Overview
Internet Banking

[photo of a PC]

Integrion partnership brings industry standards with customer ownership

Rolled out to California, Texas and Florida - all markets by fall

Upgrade in test for summer rollout

Slide 46
[Washington Mutual Logo]

Competitive Advantages
Net Retail Checking Account Growth

[Bar Graph]

                     Q1 `98          Q2 `98      Q3 `98      Q4 `98   Q1 `99
Northwest            33,056          34,020      41,050      33,560   32,765
Southwest/Southeast  76,530(a)(b)    25,668(b)   15,374)b)   40,765   60,838


     (a) Does not include 322,783 accounts acquired through Coast in Q1 '98

     (b) Does not include Ahmanson Florida accounts sold in Q3 `98


Slide 47
[Washington Mutual Logo]

Competitive Advantages
Free Checking

     Profitable for company, generating an average of $176 per account in net fee income

     Drives in households

          Opened 93,603 net new checking accounts during Q1 `99

          Added 45,024 net new households during  Q1 `99

          WM recognized as bank with free checking by more than two-thirds of Northwest customers


Slide 48
[Washington Mutual Logo]

Competitive Advantages
Depositor and Other
Retail Banking Fee Income(a)

[Bar Graph]

Dollars in millions

                         1996      1997        1998           Q1 `98     Q1 `99

Northwest                 $68.5    $103.5      $147.5        $31.9      $40.4
Southwest/Southeast      $281.6    $366.7      $411.7(b)      85.4      120.5

Total                    $350.1    $470.2      $559.2       $117.3     $160.9


     (a) Does not include fees generated through the Company's consumer finance or commercial banking businesses

     (b) Inclusive of Ahmanson Florida accounts and purchase of Coast Savings by AHM


Slide 49
[Washington Mutual Logo]

Competitive Advantages
Distinct Market Position

[Bar Graph]

Customers who would refer their friends to their bank

WM                   Wells Fargo               B of A

87%                  53%                       53%

     Source:   WM  Research  Nov.  1998.   Figures  reflect   responses   within
longest-standing markets.


Slide 50
[Washington Mutual Logo]

Competitive Advantages
Strong West Coast Franchise

     Over 5 million households served

     More than one-quarter of all West Coast banking households have a deposit product with Washington Mutual

[photo of house]

Source:  PSI, Washington Mutual Research

Slide 51
[Washington Mutual Logo]

Competitive Advantages
"Top of Mind" Brand

[photos of Seattle, Portland and Salt Lake City with "#1" by each photo]

Source:  WM Research Nov. 1998

Slide 52
[Washington Mutual Logo]

Competitive Advantages
"Top of Mind" Brand

     [photos of San Francisco (#1), Los Angeles (#2), San Diego (#2), Miami (#1) with number beside each photo as indicated]

Source:  WM Research Nov. 1998

Slide 53
[Washington Mutual Logo]

Competitive Advantages
Franchise Mentality

Compensation program

     Synchronizes corporate and individual objectives

     Motivates over-achievement

     Incentive component unlimited

Localized marketing

Flexibility to tailor sales efforts and staffing for individual markets

[photo of meeting between three people]

Slide 54
[Washington Mutual Logo]

Competitive Advantages
Same-store Comparison

Product               Q1 `98                Q1 `99         Increase
-------------------------------------------------------------------
Lending             $336,669              $950,721             182%
Checking Acct          3,935                 4,370              11%
Fee Income          $113,755              $176,538              55%
Operating Exp        $84,055               $87,462               4%
FTE                     10.1                  10.2               1%

Note:  Former ASB and GW average financial centers

Slide 55
[Washington Mutual Logo]

Opportunities

     Move customers up the profitability scale by cross-selling the full product line

     Utilize Internet banking and new branching strategy to take franchise national


Slide 56
[Washington Mutual Logo]

Opportunities

Continue to implement changes to increase revenue and lower expense

     Re-engineer staff positions

     Streamline procedures

     Easy reference guides

     New Visual Banker platform

Acquire customers/employees who feel disenfranchised with other banks

Slide 57
[Washington Mutual Logo]

Future Initiatives

     Customer segmentation -- enhance revenues by realigning products and targeting them to specific households

          Better understand our customer base

          Enhance our direct mail and marketing efforts

          Further build brand identity among customers

Slide 58
[Washington Mutual Logo]

Future Initiatives

Enhance revenues by further developing Internet banking product

     80% of new Internet banking customers would recommend WM's product to their friends

Next generation web site includes product  applications that will increase sales

Slide 59
[Washington Mutual Logo]

Future Initiatives

Continue promotion of Washington Mutual's brand

     Build on reputation of being trustworthy, friendly, caring and community minded

     July launch of new advertising campaign

Slide 60
[Washington Mutual Logo]

Future Initiatives

Introduce a new de novo strategy

     Enter market through simultaneous openings of de novo financial centers

     Bring WM brand alive with retail store concept

     Test operations that increase customer service and lower costs

[photo of WM de novo financial center]

Slide 61
[Washington Mutual Logo]

Washington Mutual
Investor Meeting

June 29, 1999

Slide 62
[Washington Mutual Logo]

Mortgage Banking

Craig Davis

President
    Mortgage Banking and
    Financial Services Groups

Slide 63
[Washington Mutual Logo]

Strategy

     Five-year strategy focuses on building nationwide lending capacity and is designed to generate growth and income through:

          Leveraging portfolio lending strength

          Building critical credit risk management

          Investing in direct channels-Internet & call center

          Investing in technology

Slide 64
[Washington Mutual Logo]

Distribution Network

[map of the U.S.]

29 states and District of Columbia

Retail

     190 home loan centers

     1,200 loan consultants

     1,000 consumer bank financial centers
        (7 states)

Wholesale

     23 wholesale offices

     120 account managers

Slide 65
[Washington Mutual Logo]

Mortgage Banking
Distribution*

[pie chart]

         Wholesale             Retail              FCs             HLCs
            42%                  58%               13%              45%


* 3/31/99

Slide 66
[Washington Mutual Logo]

Mortgage Banking
Geographic Mix

[pie chart]

WA   NY     FL    IL    UT     MA    CO     AZ    CT    OR   TX   Other     CA
--   --     --    --    --     --    --     --    --    --   --   -----     --

15%  2%     4%    4%    2%     2%    2%     2%    1%    6%   1%   7%        52%

Slide 67
[Washington Mutual Logo]

Mortgage Banking
Loan Originations

[Bar Graph]

Dollars in billions

1995      1996      1997      1998      Q1 `98     Q1 `99

$20.1     $21.4     $27.2     $43.6     $8.2       $10.1



Slide 68
[Washington Mutual Logo]

Origination and Market Share
Top 5 Nationwide Originators, 1998

Dollars in billions

                              Volume                     Share
1.   Wells (Norwest)         $109                         7.7%
2.   Countrywide               87                         6.1
3.   Chase Manhattan           85                         6.0
4.   Bank of America           79                         5.5
5.   Washington Mutual         43                         3.0


Slide 69
[Washington Mutual Logo]

National Mortgage Portfolio
Lending Strategy

     Be the national portfolio lender of choice by leveraging multiple channels, superior credit risk management, technology and strong portfolio management to achieve superior and consistent profitability

Slide 70
[Washington Mutual Logo]

National Mortgage Portfolio
Retail Lending Strategy

Build long-term profitable relationships with Realtors

Promote local underwriting and appraisal to support "Portfolio Power"

Increase number of HLCs in major US markets with propensity for ARMs

Increase niche and construction lending volume in appropriate markets

Slide 71
[Washington Mutual Logo]

National Mortgage Portfolio
Wholesale Lending Strategy

     The Wholesale Lending Division serves the mortgage broker community

     Currently mortgage brokers are responsible for approximately 60% of nationwide mortgage originations


Slide 72
[Washington Mutual Logo]

National Mortgage Portfolio
Wholesale Lending Strategy

The Premiere Broker program builds franchise value

     Exclusive relationships

     High quality originations

Target portfolio ARM originations and purchase transactions

Slide 73
[Washington Mutual Logo]

National Mortgage Portfolio
Financial Center Strategy

First mortgage loans originated through financial centers

Low cost resource to originate loans from existing customer base

Important distribution during "refi mania"

Allows 100% commissioned sales personnel to concentrate on purchase business

Expanded to California and Florida in Q3 `98

Slide 74
[Washington Mutual Logo]

The Environment
Changing Rules of the Game

Major changes in

     Customer priorities

     Technology

Secondary/ongoing changes relating to

     Regulatory/government

     Economic environment

     Competitors

Slide 75
[Washington Mutual Logo]

Changing Customer Preferences
WM Mortgage Survey

[Bar Graph]

In the next few years many people will get their mortgage loan via . . .

                      ATM   Phone with       Video Kiosk   Mail    In-store Branch  Rep.@ Your Phone with   Internet  Bank or Mort.
                            Auto. System                                            Home        live Rep               Co Office
WM mortgage           6%    12%              14%           15%     21%              28%         28%          47%       56%
customers

Non-WM Mortgage       4%    16%              16%           20%     12%              33%         27%          50%       44%
Customer


Source:  Mercer Consulting Group

Slide 76
[Washington Mutual Logo]

Importance of Internet
Online Mortgage Originations

[Bar Graph]

Customer preferences & technologies are changing...

               1997           1998                     2003/5
               ----           ----                      ------

                              $ 5B Other
                              $ 4B E-Loan
                              $70M Quicken
                              $30M IMX


 Total         $276M          $10B                     $25B + ?



Source:  Mercer Consulting Group


Slide 77
[Washington Mutual Logo]

Retail/Wholesale Opportunities

Current distribution channels have significant opportunity for expansion

             1998 Volume WM Volume  WM Mkt Share  WM Rank  WM ARM Share
California     $275       $20.9          7.7%       2         18.5%
Illinois         65         1.2          1.9        7          4.9
Florida          60         1.4          2.3        7          5.9
Michigan         60         0.1           .3       49           .5
New York         55         0.7          1.4       11          1.9


Dollars in billions

Slide 78
[Washington Mutual Logo]

Retail/Wholesale Opportunities

Current distribution channels have significant opportunity for expansion


               1998 Volume   WM Volume   WM Mkt Share     WM Rank   WM ARM Share
Texas             $55           $0.8           1.5%          8           3.9%
Ohio               55            0.0            .0         N/A            .0
Massachusetts      45            0.6           1.4          11           1.5
New Jersey         40            0.2            .6          24           2.9
Washington         33            5.0          14.9           1          24.2


Dollars in billions

Slide 79
[Washington Mutual Logo]

Technology

     Technology and systems development is needed to support a significant number of stakeholders

     Customers

     Business partners

     Strategic partners

     Internal

Slide 80
[Washington Mutual Logo]

Conclusion/Next Steps

Mortgage Banking has the opportunity to be a strong engine of value growth over the next five years

     Strategy leverages position as largest non-GSE portfolio lender

     Growth in SFR portfolio increases volume of high-value mortgage products to replace lower yielding purchased assets

Slide 81
[Washington Mutual Logo]

Conclusion/Next Steps
(cont.)

     Requires investment in direct channels and technology

     Requires expansion of HLC & Wholesale channels

     Detailed  planning  and   implementation  for  national  portfolio  lending
strategy has begun

Slide 82
[Washington Mutual Logo]

Financial Services

Craig Davis

President
    Mortgage Banking and
    Financial Services Group

Slide 83
[Washington Mutual Logo]

Financial Services

WM Financial Services

WM Group of Funds

Washington Mutual Insurance Services

Slide 84
[Washington Mutual Logo]

Strategy
WM Financial Services

Bank Broker/Dealer

     Follow Consumer Bank/leverage relationships

     500 financial consultants in over 1,000 financial centers

Focus on packaged products (funds/annuities)

     Higher profit margins

     Lower risk/account maintenance

Slide 85
[Washington Mutual Logo]

Strategy
WM Financial Services

Personal service including technology at point-of-sale

Primary channel for sale of WM Group of Funds

Slide 86
[Washington Mutual Logo]

WM Financial Services Commission Income

                         1996            1997        1998    Q1 `99

Total Commissions       $104m        $118.12m    $120.38m   $37.70m

Avg. Per Financial
Consultant per Month   $19,100         $21,000     $23,000   $26,300

Slide 87
[Washington Mutual Logo]

Consumer Bank Annuity Program

[Bar and line graph]

Volume in millions
Commissions in millions

            Q1 `98   Q2 `98    Q3 `98     Q4 `98   Q1 `99

Commissions   .202     .321      .224       .496    2.215

Volume       4.340    7.340     5.117     11.652   47.802




            Q1 `98   Q2 `98    Q3 `98     Q4 `98   Q1 `99
Licensed
Bank
Employees       76       76       180        272      530


Slide 88
[Washington Mutual Logo]

WM Financial Services
Product Mix*

[pie chart]

Life Insurance -                      2%
Fixed Annuities -                     9%
Securities -                          7%
Mutual Funds -                        38%
Variable Annuities                    44%


*As of 3/31/99

Slide 89
[Washington Mutual Logo]

WM Group of Funds
Improved Fund Sales

Funds repackaged/new collateral system

Built wholesaling organization

Financial Center product merchandising & FC promotions

Launched new variable annuity

Slide 90
[Washington Mutual Logo]

WM Group of Funds
Percentage of Sales

[Line graph]

                   Q4 '97      Q1 `98      Q2 `98         Q3 `98       Q4 `98     Q1 `99
Mutual Funds        32%         40%          44%            41%         42%          40%

Variable
Annuities            3%          3%           5%             5%         22%           22%



Slide 91
[Washington Mutual Logo]

Washington Mutual Insurance Services
Strategy

Low cost/efficient provider of quality insurance products

     Homeowners

     Life and disability

     Auto

     Commercial

Leverage mortgage banking and consumer banking relationships

Increases customer retention by increasing product sales per household


Slide 92
[Washington Mutual Logo]

Pre-Tax Net Income*

Dollars in millions


               1996                 1997                 1998                Q1 '98               Q1 '99
WMIS          7,331                8,614               10,469                 1.90                 3.59
WM Group      5,337                4,634                8,986                 1.28                 1.50
WMFS         15,606               22,133               46,556                 7.98                17.94

Total        $28.27               $35.38               $66.01               $11.16               $23.03



* Includes Murphey Favre, ASBFS, GWFSC, Griffin

Slide 93
[Washington Mutual Logo]

Opportunities
WM Financial Services

Increase customer penetration

     5% of WM deposit customers use WMFS

     50% of WM deposit customers currently have investments

     Only 37% of WM deposit customers are aware that WM has an investment firm in the branches

Leverage platform sales (CBAP)

Develop online trading capabilities

Slide 94
[Washington Mutual Logo]

Opportunities
Washington Mutual Insurance Services

Mortgage Banking

     Internet (automated quotation for homeowners and mortgage life)

Consumer Banking

     Credit Life Insurance - Integrate with consumer lending products/sales

Slide 95
[Washington Mutual Logo]

Financial Services
Summary

Growth strategy will focus on building profitable alliances with Consumer and Mortgage Banking to:

     Increase referrals and cross-sell complementary products

     Train sales force, when appropriate, for direct product sales, like the successful CBAP initiative

Slide 96
[Washington Mutual Logo]

Financial Services
Summary

     Increased penetration of WM's current customer base is the key to growth

     Technology - sales platform and Internet - is critical to growth and product line. Can effectively leverage WM's Internet banking strategy

Slide 97
[Washington Mutual Logo]

Financial Services
Summary

Financial Services is an important element of WM's long-term strategy

     Product line diversifies revenue base by increasing fee income

     Cross-selling multiple products maximizes customer retention

By successfully leveraging acquisitions, Financial Services' subsidiaries are more efficient and profitable and ready for growth

Slide 98
[Washington Mutual Logo]

Washington Mutual
Investor Meeting

June 29, 1999

Slide 99
[Washington Mutual Logo]

Corporate Services

Steve Freimuth

Sr. Executive Vice President,
Corporate Services

Slide 100
[Washington Mutual Logo]

Corporate Services
Corporate Re-engineering

Formation of cross-divisional team of senior managers

     Organize and prioritize work processes

     Identify opportunities to improve efficiency, customer service, cycle times

Specific focus on processes having significant effect on revenues, expenses and customer service levels


Slide 101
[Washington Mutual Logo]

Corporate Services
Corporate Credit Overview

Economic climate is very positive

Real estate values increasing in
    all markets

Delinquencies continue to trend down

REO sales are brisk

Loss severity decreasing significantly

Slide 102
[Washington Mutual Logo]

Total Nonperforming Loans
As a Percent of Total Loans

[Bar Graph]

12/31/94       12/31/95       12/31/96       12/31/97     12/31/98   3/31/99

1.36%          1.33%          1.02%          .87%         .70%         .65%



Slide 103
[Washington Mutual Logo]

Single Family Loans
Nonperforming Loans
As a Percent of Total Loans

[Bar Graph]

12/31/94  12/31/95   12/31/96   12/31/97  12/31/98   3/31/99

1.37%      1.46%      1.11%      .91%       .71%     .67%



Slide 104
[Washington Mutual Logo]

Apartment and Other CRE
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/94     12/31/95     12/31/96    12/31/97   12/31/98   3/31/99

1.59%        .90%         .54%         .55%       .42%       .32%

Slide 105
[Washington Mutual Logo]

2nd Mortgage
 & other Consumer Loans
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/94   12/31/95   12/31/96  12/31/97   12/31/98  3/31/99

 .32%       .32%       .58%      .62%       .71%      .85%


Slide 106
[Washington Mutual Logo]

Consumer Finance Loans
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/94   12/31/95    12/31/96    12/31/97   12/31/98  3/31/99

1.07%      1.21%        2.09%      1.97%      2.07%     2.01%



Slide 107
[Washington Mutual Logo]

Commercial Business
Nonperforming Loans
As a Percent of Loan Type

[Bar Graph]

12/31/94    12/31/95   12/31/96    12/31/97    12/31/98    3/31/99

 .39%        .46%       .32%        .32%        .66%        .61%

Slide 108
[Washington Mutual Logo]

REO Trends
Commercial

[Line Graph]

Dollars in millions

5'98  6'98 7'98  8'98 9'98 10'98  11'98 12'98 1'99  2'99  3'99

$72   $73  $63   $57  $53  $48    $49   $46   $44   $41   $52


Slide 109
[Washington Mutual Logo]

REO Trends
Residential

[Line Graph]

Dollars in millions


5'98  6'98 7'98  8'98 9'98 10'98  11'98 12'98 1'99  2'99  3'99

$274  $255 $243  $242 $236 $239   $237  $217  $223  $227  $223

Slide 110
[Washington Mutual Logo]

Loss Severity
Residential (Q1 `98 - Q1 `99)

[Line Graph]

Q1 `98           Q2 `98              Q3 `98         Q4 `98         Q1 `99

15.60%           12.90%              12.50%         11.00%         10.50%

* Does not include the company's consumer finance subsidiaries; negative number indicates basis gain on sale(s)


Slide 111
[Washington Mutual Logo]

Loss Severity
Commercial (Q1 `98 - Q1 `99)

Q1 `98       Q2 `98       Q3 `98      Q4 `98       Q1 `99

21.30%       28.10%       10.30%      16.00%       12.00%


* Does not include the company's consumer finance subsidiaries; negative number indicates basis gain on sale(s)

Slide 112
[Washington Mutual Logo]

Washington Mutual
Investor Meeting

June 29, 1999

Slide 113
[Washington Mutual Logo]

Aristar [logo]
A Washington Mutual Company


Slide 114
[Washington Mutual Logo]

Company Profile

Headquartered in Tampa, Florida

Founded in 1927

Portfolio lender - no securitization

$2.8 billion in assets

498 offices in 24 states

2,600 employees



as of 3/31/99

Slide 115
[Aristar Logo]
[Washington Mutual Logo]

Product Profile and Mix

Personal unsecured (45%)
     Average balance, $2,078

Real estate (45%)
     60% firsts and 40% seconds
     Average loan-to-value approximately 70%
     Average balance, $26,648

Sales finance (10%)
     8,767 dealerships in 25 states
     Average balance, $797


Slide 116
[Aristar Logo]
[Washington Mutual Logo]

Receivables
12/31/98

[Map of United States highlighting states listed below]

Texas                    13.4%
Tennessee                10.6
Colorado                  9.2
North Carolina            9.0
California                6.0
South Carolina            5.7
Virginia                  5.1
Louisiana                 4.9
Mississippi               4.3
Florida                   4.2
Other States             27.6


Slide 117
[Aristar Logo]
[Washington Mutual Logo]

Customer
Demographic Profile

Forty-four year old blue collar or lower-white collar worker

Individual income of $30,000 and family income of $70,000

Over 65% home owners

Low net worth

Slide 118
[Aristar Logo]
[Washington Mutual Logo]

Customer
Psycho-graphic

Cash flow borrowers

Intimidated by business with a bank

Payment borrowers

Want to be treated with dignity and respect

Slide 119
[Aristar Logo]
[Washington Mutual Logo]

Customer-Mission

To become a premier financial services company that provides a superior return to its shareholders by:

     Focusing on our high margin core products

     Become the low cost producer

     Superior execution

Slide 120
[Aristar Logo]
[Washington Mutual Logo]

Financial targets

ROA                          3.0%
ROE            greater than 18.0
EPS Growth                  15.0
Efficiency Ratio  less than 40.0
Net Charge-off               2.8



Slide 121
[Aristar Logo]
[Washington Mutual Logo]

A Strong Fit
With Washington Mutual's Growth Strategy

Both companies' focus is on high-service consumer lending

WM has traditionally been an "A" lender but is now generating potential sub-prime customers through its "free checking" marketing programs



Slide 122
[Aristar Logo]
[Washington Mutual Logo]

A Strong Fit
With Washington Mutual's
Growth Strategy

     WM has excess capital it would like to deploy in its core businesses like consumer lending - recently announced a share repurchase program

     WM has historically been an acquirer and consolidator of financial services companies and that continues to be part of its strategic focus


Slide 123
[Aristar Logo]
[Washington Mutual Logo]

Competitive Advantage

"The Franchise" - customer relationship

Number one position in small to mid-size markets

Speed of service

Flexibility of packaging


Slide 124
[Aristar Logo]
[Washington Mutual Logo]

Strategy
Nurture the Franchise

Leveraging existing customer base by
     focusing on core products
     up-selling and cross-selling

Promote a sales culture to improve the historically slow receivables growth rate

Eliminate unprofitable ancillary products


Slide 125
[Aristar Logo]
[Washington Mutual Logo]

Strategy
Nurture the Franchise

Enhance credit risk capabilities

Become the low-cost producer

Manage business mix

Develop segmentation and target marketing capabilities

Slide 126
[Aristar Logo]
[Washington Mutual Logo]

Strategy
Expand the Franchise

Expand national "Franchise"

Reinforce our dominant position in small to mid-size markets

Rationalize and expand branch network to new markets

Diversify distribution beyond retail branch network

Pursue acquisitions

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Improving Credit Quality
While Achieving Strong Loan Growth

Record level organic growth over the past 10 months

Credit quality not sacrificed
     Delinquency percentage at three-year low

     Credit   standards   tightened  for  newly   originated   business

     Strong improvements  in  underlying  credit  quality  trends

     "At risk" portfolio managed aggressively

     Only major consumer finance company to exclusively use contractual terms as measure for delinquencies and charge offs


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Washington Mutual
Investor Meeting
June 29, 1999

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